Filed Pursuant to Rule 497(e)
                                                      Registration No. 002-84222


                        MATRIX ADVISORS VALUE FUND, INC.
                                  (the "Fund")

                       Supplement dated December 10, 2004
                    to the Prospectus dated October 28, 2004

         The first paragraph under the heading entitled "How to Sell Shares" on page 10 of the Prospectus is replaced in its entirety with the following:


         You may sell (redeem) your Fund shares on any date the Fund and the New York Stock Exchange ("NYSE") are open for business. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for two months or less. This fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.

         On page 7 of the Prospectus, the following section is added directly before the heading entitled "Investment Advisor":

                               PORTFOLIO HOLDINGS

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.matrixadvisorsvaluefund.com or by calling toll free at (800) 366-6223. The Fund may terminate or modify this policy at any time without further notice to shareholders.




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